UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

PASSAGE BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39231	82-2729751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 39th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(267) 866-0311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	PASG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 16, 2024, Passage Bio Inc. (the “Company”) issued a press release and updated its corporate presentation related to its poster presentation at the 14th International Conference on Frontotemporal Dementias (the “ISFTD2024 Poster”). A copy of the press release, corporate presentation, and ISFTD2024 Poster are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) The information contained in this Item 7.01 and in the accompanying Exhibits 99.1, 99.2 and 99.3 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

PBFT02 Program Updates

On September 16, 2024, the Company announced updated interim safety and biomarker data from Cohort 1 patients who received Dose 1 of PBFT02 from the Company’s ongoing global Phase 1/2 clinical trial, upliFT-D, evaluating PBFT02, an adeno-associated virus-delivery gene therapy for the treatment of patients aged 35 to 75 years with frontotemporal dementia caused by progranulin deficiency, or FTD-GRN.

●	PBFT02 was well-tolerated in all patients (patients 2, 3, 4 and 5) who received an enhanced immunosuppression regimen following protocol amendment, as of August 20, 2024.
●	PBFT02 resulted in increased progranulin (“PGRN”) levels in the cerebral spinal fluid (“CSF”) in all patients, relative to baseline, with up to a 6-fold increase at one month (range of 10.7 to 17.3 ng/mL; n=5) and up to a 10-fold increase at six months (range of 21.7 to 27.3 ng/mL; n=2).
●	The effect of PBFT02 was consistent across all patients, with CSF PGRN levels exceeding the range found in healthy adult controls of 3.3 to 8.2 ng/mL (n=61).
●	CSF PGRN remained elevated at 12 months (n=1), reaching a level of 34.2 ng/mL. The rate of increase was 58% between one month and six months and slowed to 26% between six months and twelve months.
●	Plasma PGRN expression remained below healthy reference levels across all patients.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Passage Bio, Inc. press release dated September 16, 2024
99.2	Corporate Presentation
99.3	ISFTD2024 Poster
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSAGE BIO, INC.

Date: September 16, 2024	By:	/s/ Kathleen Borthwick
Kathleen Borthwick
Chief Financial Officer

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